Exhibit 99.44




                                  Certification
            Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 with Respect to the North Valley Bancorp Quarterly Report on Form 10-Q
                      for the Quarter ended March 31, 2003



         Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections
(a) and (b) of section 1350, chapter 63 of title 18, United States Code), each of the undersigned officers of North Valley Bancorp, a California corporation (the "Company"), does hereby certify that:

         1. The Company's Quarterly Report on Form 10-Q for the quarter ended March 31, 2003 (the "Form 10-Q") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

         2. Information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.



Dated:  May 14, 2003                            /s/ MICHAEL J. CUSHMAN
                                                --------------------------------
                                                Michael J. Cushman
                                                President and Chief
                                                Executive Officer
                                                (Principal Executive Officer)



Dated:  May 14, 2003                            /s/ EDWARD J. CZAJKA
                                                --------------------------------
                                                Edward J. Czajka
                                                Executive Vice President
                                                and Chief Financial Officer
                                                (Principal Financial Officer)

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